Exhibit 99.1

Copano Energy
NAPTP Master Limited Partnership Investor Conference
Greenwich, CT

NASDAQ: CPNO
September 16, 2009

Copano Energy

Disclaimer
Statements made by representatives of Copano Energy, L.L.C. (“Copano”) during this presentation will include “forward-looking statements,” as defined in the federal securities laws. All statements that address activities, events or developments that Copano expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by Copano’s management based on their experience and perception of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances.
Whether actual results and developments in the future will conform to Copano’s expectations is subject to a number of risks and uncertainties, many of which are beyond Copano’s control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then Copano’s actual results may differ materially from those implied or expressed by forward-looking statements made during this presentation. These risks and uncertainties include the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to complete any pending acquisitions and integrate any acquired assets or operations; Copano’s ability to continue to obtain new sources of natural gas supply; the ability of key producers to continue to drill and successfully complete and attach new natural gas supplies; Copano’s ability to retain key customers; the availability of local, intrastate and interstate transportation systems and other facilities to transport natural gas and natural gas liquids; Copano’s ability to access sources of liquidity when needed and to obtain additional financing, if necessary, on acceptable terms; the effectiveness of Copano’s hedging program; unanticipated environmental or other liability; general economic conditions; the effects of government regulations and policies; and
other financial, operational and legal risks and uncertainties detailed from time to time in the Risk
Factors sections of Copano’s annual and quarterly reports filed with the Securities and Exchange
Commission.
Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

Introduction to Copano
• Serves natural gas producers in three leading producing
 regions
• Founded in 1992 - built through more than 50 acquisitions
 and major capital projects
Texas
South Texas and
North Texas
Oklahoma
Central and Eastern Oklahoma
Rocky Mountains
Wyoming’s Powder River Basin

Copano Energy

Key Metrics
• Service throughput volumes approximate 2,100,000 MMBtu per day of natural gas(1)
• Approximately 6,800 miles of active pipelines
• 7 natural gas processing plants with over 1 Bcf/d of combined processing capacity
• Equity market cap: $919 million(2)
• Enterprise value: $1.7 billion(2)
• Copano has outperformed its peer group since its IPO with a total return of
 110%(2) compared to the Alerian MLP Total Return Index (AMZX) total return of 46%(2) over the same period
(1) As of 2Q09. Includes unconsolidated affiliates.
(2) As of September 8, 2009.

Copano Energy

Copano’s LLC Structure
Characteristic	Typical MLP	Copano Energy	Typical Corporation
Non-Taxable Entity
Tax Shield on Distributions
Tax Reporting
General Partner
Incentive Distribution Rights
Voting Rights
Schedule K-1
Schedule K-1
Form 1099

Copano Energy

Agenda
Throughput
Volume Outlook
Commodity
Prices and
Margin
Sensitivities
Capital Access
Distribution Policy
and Outlook

Copano Service Throughput Volumes
Segment Service Throughput (MMbtu/d)
1,500,000
1,200,000
900,000
600,000
300,000
-
Total Company Service Throughput (MMbtu/d)
2,300,000
2,000,000
1,700,000
1,400,000
1,100,000
800,000
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Oklahoma
Texas
Rocky Mountains
Total Company

7

Copano Energy
• Total service throughput volumes decreased 3% from 1Q09 to 2Q09
• Processed volumes increased 2% from 1Q09 to 2Q09
• Unprocessed volumes decreased 5% from 1Q09 to 2Q09
Total Volume Trends
Note: Includes affiliates, net of intercompany volumes.

Centerpoint East Index Historical and Forward Prices (1)
$12
$10
$8
$6
$4
$2
$-
$ per MMBtu
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13

Copano Energy
(1) 1/08 - 9/09: Actual
 10/09 - 12/13: Forward prices as of 9/8/09

Oklahoma Natural Gas Price Outlook

Indicative Gross Value of One Mcf at Copano's Facility [1]							
	Rich Gas [2][3]							Lean Gas [4]
	NYMEX Oil Price ($/Bbl)							
Natural Gas Sales Price ($/MMBtu)	$ 40.00	$ 50.00	$ 60.00	$ 70.00	$ 80.00	$ 90.00	$ 100.00	N/A
$ 2.50	$ 5.85	$ 6.50	$ 7.16	$ 7.82	$ 8.48	$ 9.15	$ 9.82	$ 2.35
$ 3.00	$ 6.10	$ 6.75	$ 7.41	$ 8.07	$ 8.73	$ 9.40	$ 10.07	$ 2.82
$ 3.50	$ 6.36	$ 7.01	$ 7.66	$ 8.33	$ 8.99	$ 9.66	$ 10.33	$ 3.29
$ 4.00	$ 6.62	$ 7.27	$ 7.93	$ 8.59	$ 9.25	$ 9.92	$ 10.59	$ 3.76
$ 4.50	$ 6.89	$ 7.54	$ 8.20	$ 8.86	$ 9.52	$ 10.19	$ 10.86	$ 4.23
$ 5.00	$ 7.16	$ 7.82	$ 8.47	$ 9.13	$ 9.80	$ 10.46	$ 11.14	$ 4.70
$ 5.50	$ 7.44	$ 8.10	$ 8.75	$ 9.41	$ 10.08	$ 10.75	$ 11.42	$ 5.17
$ 6.00	$ 7.73	$ 8.39	$ 9.04	$ 9.70	$ 10.37	$ 11.04	$ 11.71	$ 5.64
$ 6.50	$ 8.03	$ 8.68	$ 9.34	$ 10.00	$ 10.66	$ 11.33	$ 12.00	$ 6.11
$ 7.00	$ 8.33	$ 8.98	$ 9.64	$ 10.30	$ 10.96	$ 11.63	$ 12.30	$ 6.58
$ 7.50	$ 8.64	$ 9.29	$ 9.95	$ 10.61	$ 11.27	$ 11.94	$ 12.61	$ 7.05

Copano Energy
Oklahoma Rich Gas vs. Lean Gas
(1) Full value prior to deduction of Copano’s margin. Excludes value of condensate and crude oil recovered by the producer at the wellhead.
(2) Implied NGL prices are based on a three-year historical regression analysis.
(3) Assumes 9 GPM gas with a Btu factor of 1.375 processed at Copano’s cryogenic plant, and field fuel of 6.25%.
(4) Assumes unprocessed gas with a Btu factor of 1.0 and field fuel of 6%.

Copano Energy

• Rich gas (primarily Hunton de-watering play)
 – Drilling activity reduced, pending increased liquids and natural gas prices
 – 2 rigs running currently in the Hunton and 5 in other rich gas areas
 – High BTU gas, processing upgrade and low geologic risk enhance drilling economics, but activity remains subject to market forces
 – 3Q09 volumes are expected to be flat vs. 2Q09
• Lean gas (primarily Woodford Shale and Coalbed methane)
 – Drilling activity reduced, reflecting low natural gas prices
 – 2 rigs currently running
 • No known additional rigs being added
 – 3Q09 volumes are expected to be slightly down from 2Q09
Oklahoma Volume Outlook

Houston Ship Channel Index Historical and Forward Prices [1]

$14
$12
$10
$8
$6
$4
$2
$-
$ per MMBtu
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13

Copano Energy
(1) 1/08 - 9/09: Actual
 10/09 - 12/13: Forward prices as of 9/8/09

South Texas Natural Gas Price
Outlook

Copano Energy

South Texas Volume Outlook
• Small decrease in 3Q09 volumes vs. 2Q09
• Drilling activity in the Eagle Ford Shale is steadily ramping up
• Upper Gulf Coast intrastate service throughput remains strong
• Pending acquisition of Transco McMullen lateral, if approved by
 FERC, would significantly increase South Texas volumes

Copano Energy

North Texas Volume Outlook
• Current volumes steady compared to 2Q09, but below anticipated levels
• Four rigs running in gathering area, and we hope for additional rigs by year-end
• Approximately 12 wells are awaiting completion and frac
• Our state-of-the-art Saint Jo plant was recently placed in service, and we hope to attract additional volumes
• North Texas natural gas has an average GPM of 5.5 and an
 average Btu of 1.20 (1.30 net of CO2), which enhances per-Mcf netback value under current market conditions. Drilling economics are driven by associated crude oil production

Colorado Interstate Gas Index Historical and Forward Prices [1]

$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
$ per MMBtu
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13

Copano Energy
(1) 1/08 - 9/09: Actual
 10/09 - 12/13: Forward prices as of 9/8/09

Rocky Mountains Natural Gas Price
Outlook

Copano Energy

Rocky Mountains Volume Outlook
• Bighorn:
 – 130 previously drilled wells can be connected with moderate capital expenditures. 70 previously drilled wells can be connected with more significant capital expenditures. All connections depend on improved production economics
 – Timing of dewatering will also drive volume levels
 – Development of extensive acreage dedication will be driven by drilling economics and commodity prices
 – Purchased producer-owned pipeline, which will allow expansion of gathering system into Montana when economics warrant
 – 3Q09 volumes are expected to be flat vs. 2Q09
• Fort Union:
 – Volumes decreased slightly during 2Q09 due to adverse weather conditions and downstream maintenance. Producer shut-ins will likely offset the anticipated increase in production for the remainder of 2009.
 Production from new well tie-ins and previously drilled wells will be delayed into 2010

Rockies Fill Watch
Volumes (Bcf/d)
12.00
10.00
8.00
6.00
4.00
2.00
-
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
Gas Price ($/Mcf)
Rockies Breakeven Price Range
Basins Included in Fill Watch:
Green River – Overthrust, Piceance, Uinta, D-J, Powder River, Wind River, Raton, Paradox and Big Horn.
Predicted exports factor in local demand and storage.
1/1/07
7/1/07
1/1/08
7/1/08
1/1/09
7/1/09
1/1/10
7/1/10
1/1/11
7/1/11
1/1/12
7/1/12
1/1/13
7/1/13
Exports
Predicted Exports
Capacity
CIG Price

Copano Energy
Rocky Mountains Takeaway
 Capacity Outlook
Source: Bentek Energy, LLC
(1) Historical and future prices as of 9/2/09.

(1)

Copano Energy

Commodity Prices and Margin
Sensitivities
Commodity
Prices and
Margin
Sensitivities
Distribution Policy
and Outlook
Capital Access
Throughput
Volume Outlook

3Q09 to date Oklahoma Prices
$ per MMbtu
$14
$12
$10
$8
$6
$4
$2
$0
7/1/2009
7/8/2009
7/15/2009
7/22/2009
7/29/2009
8/5/2009
8/12/2009
8/19/2009
8/26/2009
9/2/2009
YTD 2009 Oklahoma Prices
$ per MMbtu
$14
$12
$10
$8
$6
$4
$2
$0
1/1/09
1/15/09
1/29/09
2/12/09
2/26/09
3/12/09
3/26/09
4/9/09
4/23/09
5/7/09
5/21/09
6/4/09
6/18/09
7/2/09
7/16/09
7/30/09
8/13/09
8/27/09
CPE
Ethane
Sun Posting
Propane+

Copano Energy
Oklahoma Commodity Prices

Copano Energy

Oklahoma Commercial Update
• Second Quarter 2009
 – Total service throughput volumes: 268,000 MMBtu/d(1)
 – Unit margin: $0.76/MMBtu(2)
 – Margins from approximately 73% of contract volumes are directly correlated with NGL prices
 – Significant percentage of contract volumes (over 55%) contain fee-
 based components, including volumes subject to minimum margin provisions
• Processing Operating Modes
 – Second and third quarter 2009 to date:
 • Full processing
(1) Excludes 15,412 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.
(2) Refers to Oklahoma segment gross margin ($18.6 million) divided by Oklahoma service throughput volumes
 (268,000 MMBtu/d) for the period. See Appendix for reconciliation of Oklahoma segment gross margin.

3Q09 to date Texas Prices
$ per MMbtu
$14
$12
$10
$8
$6
$4
$2
$0
7/1/2009
7/8/2009
7/15/2009
7/22/2009
7/29/2009
8/5/2009
8/12/2009
8/19/2009
8/26/2009
9/2/2009
YTD 2009 Texas Prices
$ per MMbtu
$14
$12
$10
$8
$6
$4
$2
$0
1/1/09
1/15/09
1/29/09
2/12/09
2/26/09
3/12/09
3/26/09
4/9/09
4/23/09
5/7/09
5/21/09
6/4/09
6/18/09
7/2/09
7/16/09
7/30/09
8/13/09
8/27/09
HSC
Ethane
WTI
Propane+

Copano Energy

Texas Commodity Prices

Copano Energy

Texas Commercial Update
• Second Quarter 2009
 – Total service throughput volumes: 631,000 MMBtu/d(1)
 – Unit margin: $0.41/MMBtu(2)
 – Margins from approximately 87% of contract volumes are directly correlated with NGL prices
 – Approximately 90% of contract volumes have fee-based components, including volumes subject to minimum margin provisions
• Operating Modes
 – Second and third quarter 2009 to date:
 • Full processing
(1) Excludes 88,740 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.
(2) Refers to Texas segment gross margin ($23.3 million) divided by Texas service throughput volumes (631,000
 MMBtu/d) for the period. See Appendix for reconciliation of Texas segment gross margin.

Copano Energy

Texas Fractionation Strategy
• NGL transportation and fractionation capacity at Mt. Belvieu has continued to become constrained and expensive
• Beginning in 2008, Copano began investigating and obtained board approval for the expansion of its de-ethanization capacity at the Houston Central Plant in order to produce purity ethane and propane
• During the second and third quarters, transportation and fractionation services by third parties have resulted in lower gross margin in the Texas segment
 – Impact of higher T&F charges to Texas segment gross margin
 • 2Q09: - $700,000
 • 3Q09: - $2,100,000
 – Effective August 24, 2009, Copano moved all of its NGL sales to a new, more favorable market
• As a result of increasing pressure on the NGL transportation and fractionation facilities at Mt. Belvieu, Copano is implementing a plan to fully utilize - and expand where necessary - the Houston Central Plant’s fractionation facilities and access to alternative markets using its portfolio of NGL pipelines and other facilities

Copano Energy

Rocky Mountains Commercial
Update
• Second Quarter 2009
 – Total service throughput volumes:
 • Consolidated (producer services): 166,000 MMBtu/d
 • Unconsolidated affiliates:
 ▪ Bighorn: 185,600 MMBtu/d
 ▪ Fort Union: 795,100 MMBtu/d
• All Bighorn and Fort Union margins are fixed fee
• Virtually all producer services margins are fixed margin

Oklahoma and Texas Segment Gross Margins + Hedge Settlements
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$ in millions
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09

Copano Energy

Combined Commodity-Sensitive Segment Margins
 and Hedging Settlements
• Copano’s hedge portfolio supports cash flow stability based on combined segment gross margins and cash hedging settlements

Quarterly Segment Gross Margins[1] plus 2009 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	9/8/2009	-25%	-50%
Natural Gas Prices	+25%	$62,981	$62,154	$62,473	$62,024
	9/8/2009	$63,929	$63,102	$63,421	$63,230
	-25%	$64,876	$64,050	$64,368	$64,726
	-50%	$65,824	$64,998	$65,316	$65,674

Full Recovery (blue)

Texas Full Recovery and Oklahoma Ethane Rejection (green)

Copano Energy

Commodity-Related Margin
Sensitivities
Note: Please see Appendix for definitions of processing modes and additional details.
• Matrix reflects 2Q09 wellhead and plant inlet volumes,
 adjusted using Copano’s 2009 planning model
• In conditioning mode, Copano would be indifferent to
 declining liquids prices
(1) Consists of Texas and Oklahoma Segment gross margins.

2Q09 vs. 1Q09				3Q09 vs. 2Q09 Prices		
			Increase/(Decrease)		3Q09	Increase/(Decrease)	
	2Q09	1Q09	$	%	to date [2]	$	%
$000's							
Oklahoma Segment Gross Margin	$ 18,626	$ 15,071	$ 3,555	24%			
Texas Segment Gross Margin	$ 23,320	$ 20,580	$ 2,740	13%			
Hedging Settlements	$ 20,761	$ 25,120	$ (4,359)	-17%			
Total [1]	$ 62,707	$ 60,771	$ 1,935	3%			
Natural Gas Prices ($/MMBtu)							
Houston Ship Channel Index	$ 3.44	$ 4.21	$ (0.77)	-18%	$ 3.32	$ (0.12)	-4%
CenterPoint East Index	$ 2.70	$ 3.37	$ (0.67)	-20%	$ 2.98	$ 0.28	9%
NGL Prices ($/gal)							
Mt. Belvieu (weighted average)	$ 0.72	$ 0.62	$ 0.10	17%	$ 0.82	$ 0.11	13%
Conway (weighted average)	$ 0.61	$ 0.57	$ 0.03	6%	$ 0.61	$ 0.00	0%
Oil Prices ($/Bbl)							
NYMEX Oil	$ 59.62	$ 43.08	$ 16.54	38%	$ 67.82	$ 8.20	12%

Copano Energy

Combined Commodity-Sensitive Segment Margins
 and Hedging Settlements
(1) Does not include non-cash expenses included in Corporate and Other for purposes of calculating Total Segment
 Gross Margin. See Appendix for reconciliation of Total Segment Gross Margin.
(2) Reflects prices through 9/8/09.

Copano Energy

Capital Access
Capital Access
Distribution Policy
and Outlook
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

Sources		
Cash…………………	$	75
Credit Facility………..	$	280
Total Sources………	**$**	**355**

Uses		
3Q09E-4Q09E Expansion Capital[(1)]………	$	31
McMullen Lateral Acquisition[(2)]……………	$	95
Total Uses…………………………………	**$**	**126**
Remaining Liquidity………………………	**$**	**229**
Remaining Liquidity (excl. McMullen)…	**$**	**324**

Copano Energy

Capital Access
• Copano has no need to access capital markets to support
 currently approved projects
 – At June 30, 2009:
 ($ in millions)
• Debt access available
• Equity access available privately
 – Would only make sense for accretive transactions or projects
(1) Includes Copano’s net share for unconsolidated affiliates. Does not include future potential acquisitions.
(2) Includes integration costs. The McMullen Lateral acquisition remains subject to FERC approval.

Copano Energy

Liquidity and Debt Facilities
• At June 30, 2009:
 – Cash: $75 million
 – $550 million revolving credit facility
 • Approximately $280 million available
 • Remaining term: approximately 3.3 years
 • LIBOR + 150 bps
 – $582 million senior notes
 • $332,665,000 8 ⅛% due 2016
 • $249,525,000 7 ¾% due 2018
 • Weighted average rate: 7.96%
 • Weighted average maturity: 7.6 years

Copano Energy
• Senior Secured Revolving Credit Facility
 – $550 million facility with $100 million accordion
 – Maintenance tests:
 • 5x defined EBITDA(1) limitation on total debt
 ▪ 3.93x at June 30, 2009(2)
 • Minimum required interest coverage 2.5x defined EBITDA
 ▪ 3.50x at June 30, 2009
 • Defined EBITDA adds back hedge amortization and other non-cash expenses
 – Following an acquisition, Copano may increase total debt to defined
 EBITDA test to 5.5x for three quarters
• Senior Notes
 – Incurrence tests:
 • Minimum defined EBITDA to interest test of 2.00x for debt incurrence
 • Minimum defined EBITDA to interest test of 1.75x for restricted payments
 • Defined EBITDA is similar to that for credit facility

Key Debt Terms and Covenants
(1) See this Appendix for reconciliation of defined EBITDA, which is referred to in our credit facility as
 “Consolidated EBITDA.”
(2) If $50 million cash had been used to reduce total debt, defined EBITDA to total debt would have been 3.33x.

Copano Energy

Distribution Policy and Outlook
Distribution Policy
and Outlook
Capital Access
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
2004
2005
2006
2007
2008
2009
$0.800
$0.784
$0.960
$0.927
$1.413
$1.237
$1.840
$1.456
$2.235
$1.654
$2.300
$1.686
36.4% higher
CPNO Actual Distributions(1)
Traditional MLP Structure(2)

Copano Energy

Distribution Track Record
• On July 15, 2009, Copano announced a cash distribution for the second quarter of 2009 of $0.575 per common unit
(3)(4)
(5)
(1) All pre-1Q 2007 distributions are adjusted to reflect Copano’s 3/30/07 two-for-one unit split.
(2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP.
(3) Actual $0.10 distribution per unit was for the period from November 15, 2004 through December 31, 2004.
(4) 4Q 2004 annualized.
(5) First half 2009 annualized.

CPNO vs. 10-yr Treasury(1)
January 18, 2005 - September 8, 2009
Yield Spread (Basis Points)
2,500
2,000
1,500
1,000
500
-
(500)
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09

Copano Energy

Historic Yield Spreads
(1) Daily 10-yr Treasury yield curve rates. Copano distributions are most recent quarter annualized.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Rocky Mountains Volumes	$30 - $45	• Resource play • Drilling activity • Dewatering rates • Fort Union expansion • New projects
Forward Commodity Prices (2Q09 vs. 2012 forward curve(2) and without hedges)	$42	• Reflects September 2009 forward quotes • Future market conditions
Saint Jo Plant and North Texas Volumes(2)	$25 - $30	• Resource play • Drilling activity • Product prices • New suppliers
Oklahoma Volumes(2)	$20 - $25	• Resource play • Drilling activity • Product prices
(1) Compared to 2Q09 annualized levels. See Appendix for an explanation of how we calculate total distributable cash flow.
(2) Reflects September 2009 forward price curves with regression-based NGL prices.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Transco McMullen Lateral spin- down and South Texas expansion and integration projects(2)	$20 - $25	• FERC approval • Product prices • New attachments
Balance Sheet, Producer Contracts, Vendor Contracts and Other Cost Management	TBD	• Debt management • G&A and O&M efficiencies • Market conditions
Future Acquisitions and Major Projects	TBD	• Opportunities • Execution
(1) Compared to 2Q09 annualized levels. See Appendix for an explanation of how we calculate total distributable cash flow.
(2) Reflects September 2009 forward price curves with regression-based NGL prices.

Copano Energy
• Current cash flow trends remain solid
• Forward market prices should drive increased drilling activity in our cost-competitive operating regions
• Copano’s liquidity and access to capital remain strong
• We continue to enjoy an abundant opportunity environment

Conclusions

Copano Energy

Appendix

OKLAHOMA
Copano Energy
Oklahoma Assets
Legend
Compressor Stations
Processing Plants
Oklahoma Pipelines

Copano Energy

Oklahoma Assets
Appendix

TEXAS
Houston Central Plant
Copano Energy
South Texas Assets
Legend
Compressor Stations
Processing Plants
South Texas Pipelines
NGL Pipelines
McMullen Lateral
Miles
0 4 8 16 24 32 40

39

Copano Energy
South Texas Assets
Appendix
(1) The McMullen Lateral acquisition remains subject to FERC approval.
(1)

TEXAS
Copano Energy
North Texas Assets
Legend
Compressor Stations
Processing Plants
North Texas Pipelines
Miles
0 0.5 1 2 3 4 5

Copano Energy

North Texas Assets
Appendix

Copano Energy
Rocky Mountains Assets
Appendix

Copano Energy

Processing Modes
• Full Recovery
• Ethane Rejection
• Conditioning Mode
→ Texas and Oklahoma - If the value of
 recovered NGLs exceeds the fuel and gas
 shrinkage costs of recovering NGLs
→ Texas - If the value of recovered NGLs is less
 than the fuel and gas shrinkage cost of
 recovering NGLs (available at Houston
 Central plant and at Saint Jo plant in North
 Texas)
→ Texas and Oklahoma - If the value of ethane
 is less than the fuel and shrinkage costs to
 recover ethane (in Oklahoma, ethane
 rejection at Paden plant is limited by nitrogen
 rejection facilities)
Appendix

Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
36.8%		X		X
12.2%	X	X		X
25.7%	X			
17.2%	X		X	X
6.4%			X	X
1.7%		X		
100.0%	55.1%	50.7%	23.6%	72.6%

Copano Energy

Oklahoma Contract Mix
• Second quarter 2009 contract mix(1)
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 15,412 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.

Second Quarter 2009[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,570	973
Propane	1,315	1,296
Isobutane	143	143
N. Butane	443	443
N. Gasoline	(388)	(388)
Condensate [3]	1,149	1,149
MMBtu/d		
Natural Gas	16,801	20,130

Copano Energy

Oklahoma Net Commodity
Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.
Appendix

5,000
4,000
3,000
2,000
1,000
-
(1,000)
21,000
20,000
19,000
18,000
17,000
16,000
15,000
Net Share of NGLs (Bbls/d)
Net Share of Natural Gas . (MMBtu/d
Full Recovery
Partial Ethane Rejection
Recovery Mode
Condensate
Natural Gasoline
Normal Butane
Isobutane
Propane
Ethane
Natural Gas

Copano Energy

Oklahoma Net Commodity
Exposure(1)
Appendix
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 2Q09 daily wellhead/plant inlet volumes.

Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	9/8/2009	-25%	-50%
Natural Gas Prices	+25%	$20,833	$19,258	$17,684	$15,563
	9/8/2009	$19,975	$18,401	$16,826	$14,704
	-25%	$19,117	$17,543	$15,968	$14,394
	-50%	$18,260	$16,685	$15,111	$13,536

Full Recovery
Ethane Rejection

Copano Energy

Oklahoma Commodity Price
Sensitivities
• Oklahoma segment gross margins excluding hedge
 settlements
 – Matrix reflects 2Q09 volumes, adjusted using Copano’s 2009 planning model
Appendix

% of Service Throughput[2]	Major Drivers of Unit Margins: Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
66.3%	X		X	X
7.7%	X			
7.4%				X
8.2%	X			X
5.0%	X	X		X
3.0%		X		
2.5%	X	X		
100.0%	89.6%	10.4%	66.3%	86.9%

Copano Energy

Texas Contract Mix
• Second quarter 2009 contract mix(1)
Appendix
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 84,452 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.

Second Quarter 2009[1]		
	Full Recovery	Ethane Rejection[2]	Full Conditioning[2]
Bbls/d			
Ethane	3,951	580	92
Propane	2,395	2,453	79
Isobutane	621	770	16
N. Butane	654	792	24
N. Gasoline	25	25	25
Condensate [3]	1,502	1,772	876
MMBtu/d			
Natural Gas	(26,940)	(22,575)	(559)

Copano Energy

Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 2Q09 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central processing plant permits significant reductions in ethane recoveries in ethane rejection mode and full ethane rejection in conditioning mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central processing plant, pentanes+ may be sold as condensate.
Appendix

Net Share of NGLs (Bbls/d)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Net Share of Natural Gas (MMBtu/d)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
Full Recovery
Ethane Rejection
Conditioning
Recovery Mode
Condensate
N. Gasoline
N. Butane
Isobutane
Propane
Ethane
Natural Gas

Copano Energy

Texas Net Commodity Exposure(1)
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on
 2Q09 daily wellhead/plant inlet volumes.

Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	9/8/2009	-25%	-50%
Natural Gas Prices	+25%	$37,586	$29,724	$21,862	$13,740
	9/8/2009	$39,111	$31,249	$23,387	$15,524
	-25%	$40,635	$32,774	$24,912	$17,050
	-50%	$42,160	$34,299	$26,437	$18,575

Full Recovery

Copano Energy

Texas Commodity Price
Sensitivities
• Texas segment gross margins excluding hedge settlements
 – Matrix reflects 2Q09 volumes and operating conditions,
 adjusted using Copano’s 2009 planning model
Appendix

Copano Energy

Rocky Mountains Sensitivities
Appendix
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.
• Second Quarter 2009
 – Adjusted EBITDA volume sensitivity (positive or negative impact)
 • Consolidated (producer services): 10,000 MMBtu/d = $38,000
 • Unconsolidated affiliates:
 ▪ Bighorn: 10,000 MMBtu/d = $230,000(1)
 ▪ Fort Union: 10,000 MMBtu/d = $70,000(1)

Second Half 2009 Average Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	9/8/2009	-25%	-50%
Natural Gas Prices	+25%	$4,562	$13,172	$22,927	$32,721
	9/8/2009	$4,843	$13,453	$23,207	$33,002
	-25%	$5,123	$13,733	$23,488	$33,282
	-50%	$5,404	$14,014	$23,769	$33,563

		2010 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	9/8/2009	-25%	-50%
Natural Gas Prices	+25%	$6,721	$13,701	$21,101	$28,501
	9/8/2009	$6,721	$13,701	$21,101	$28,501
	-25%	$6,721	$13,701	$21,101	$28,501
	-50%	$6,721	$13,701	$21,101	$28,501

		2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	9/8/2009	-25%	-50%
Natural Gas Prices	+25%	($276)	$2,999	$9,854	$19,901
	9/8/2009	($276)	$2,999	$9,854	$19,901
	-25%	($276)	$2,999	$9,854	$19,901
	-50%	($276)	$2,999	$9,854	$19,901

Copano Energy

Hedging Impact
of Commodity Price Sensitivities
• Commodity hedging program supplements cash flow in 2009
 through 2011 during less favorable commodity price periods
Appendix

Second Half 2009 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 2.25	$ (7,003)	$ (464)	$ (389)	$ (903)	$ (549)
$ 2.00	$ (5,940)	$ (222)	$ (293)	$ (826)	$ 369
$ 1.75	$ (4,877)	$ 19	$ (196)	$ (749)	$ 2,118
$ 1.50	$ (3,815)	$ 261	$ 102	$ (478)	$ 3,876
$ 1.25	$ (2,752)	$ 1,213	$ 730	$ 468	$ 5,693
$ 1.00	$ (1,690)	$ 3,677	$ 1,358	$ 1,445	$ 7,528
$ 0.75	$ (117)	$ 6,888	$ 1,986	$ 2,445	$ 9,364
$ 0.50	$ 3,071	$ 10,220	$ 2,614	$ 3,444	$ 11,199
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 1,275	$ 1,333	$ 251	$ 400	$ 734

Copano Energy

Hedging Impact
• Second Half 2009 NGLs Hedge Settlement Matrix

Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

2010 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ (4,656)	$ (5,386)	$ (689)	$ (1,391)	$ -
$ 2.50	$ (3,698)	$ (4,044)	$ (497)	$ (1,008)	$ 1,707
$ 2.25	$ (3,219)	$ (3,374)	$ (401)	$ (816)	$ 3,336
$ 2.00	$ (2,740)	$ (2,703)	$ (306)	$ (625)	$ 4,964
$ 1.75	$ (2,261)	$ (2,032)	$ 5	$ (184)	$ 6,593
$ 1.50	$ (1,782)	$ (1,361)	$ 484	$ 487	$ 8,222
$ 1.25	$ (1,303)	$ 965	$ 963	$ 1,157	$ 9,851
$ 1.00	$ (824)	$ 3,360	$ 1,442	$ 1,828	$ 11,480
$ 0.75	$ (345)	$ 5,755	$ 1,921	$ 2,499	$ 13,108
$ 0.50	$ 471	$ 8,151	$ 2,400	$ 3,169	$ 14,737
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 805	$ 958	$ 192	$ 268	$ 652

Copano Energy

Hedging Impact
• 2010 NGLs Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

2011 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ (4,704)	$ (5,433)	$ (698)	$ (1,403)	$ -
$ 2.50	$ (3,746)	$ (4,091)	$ (506)	$ (1,019)	$ -
$ 2.25	$ (3,267)	$ (3,421)	$ (410)	$ (828)	$ -
$ 2.00	$ (2,788)	$ (2,750)	$ (314)	$ (636)	$ -
$ 1.75	$ (2,309)	$ (2,079)	$ (218)	$ (445)	$ 224
$ 1.50	$ (1,830)	$ (1,408)	$ 38	$ 29	$ 894
$ 1.25	$ (1,351)	$ (462)	$ 326	$ 556	$ 2,251
$ 1.00	$ (872)	$ 1,071	$ 679	$ 1,171	$ 4,550
$ 0.75	$ (393)	$ 3,420	$ 1,350	$ 2,177	$ 6,850
$ 0.50	$ 282	$ 6,678	$ 2,020	$ 3,183	$ 9,149
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 843	$ 1,303	$ 268	$ 402	$ 920

Copano Energy

Hedging Impact
• 2011 NGLs Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

2012 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ -	$ -	$ -	$ -	$ -
$ 2.50	$ -	$ -	$ -	$ -	$ -
$ 2.25	$ -	$ -	$ -	$ -	$ -
$ 2.00	$ -	$ -	$ -	$ -	$ -
$ 1.75	$ -	$ -	$ -	$ -	$ 151
$ 1.50	$ -	$ -	$ -	$ -	$ 439
$ 1.25	$ -	$ -	$ -	$ -	$ 727
$ 1.00	$ -	$ -	$ -	$ -	$ 1,016
$ 0.75	$ -	$ -	$ -	$ -	$ 1,304
$ 0.50	$ -	$ -	$ -	$ -	$ 1,592
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ -	$ -	$ -	$ -	$ 115

Copano Energy

Hedging Impact
• 2012 NGLs Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

Price ($/MMBtu)	Average Quarterly Hedge Settlements *($ in thousands)* 2009 HSC	2009 CPE	2010 HSC	2011 HSC
$ 11.00	$ 2,555	$ -	$ 2,629	$ 2,889
$ 10.00	$ 1,643	$ -	$ 1,717	$ 1,976
$ 9.00	$ 913	$ -	$ 1,069	$ 1,328
$ 8.00	$ 183	$ -	$ 421	$ 680
$ 7.00	$ -	$ -	$ -	$ 32
$ 6.00	$ -	$ 433	$ -	$ -
$ 5.00	$ -	$ 890	$ -	$ -
$ 4.00	$ -	$ 1,346	$ -	$ -
$ 3.00	$ -	$ 1,802	$ -	$ -
$ 2.00	$ -	$ 2,258	$ -	$ -

Copano Energy

Hedging Impact
• 2009 - 2011 Natural Gas Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on first of the month Houston Ship Channel and CenterPoint East natural gas prices. Positive amounts reflect payments from hedge counterparties under call and put option instruments.
Appendix

Copano Energy

• At June 30, 2009:
 – Moody’s
 • Corporate Family Rating: Ba3
 • Senior Unsecured Rating: B1
 • Outlook: Stable
 – Standard & Poor’s
 • Corporate Credit Rating: BB-
 • Senior Unsecured Rating: B+
 • Outlook: Stable
Credit Ratings

Copano Energy

Limited Liability Company Agreement
• Distributions based on “Available Cash”
 – Cash on hand at the end of a quarter less reserves established by the Board
 – Board may increase or decrease reserves quarterly
• Since IPO and as of June 30, 2009:
 – Initial available cash and reserve at IPO: $20 million
 – Cumulative cash from operations: $457 million
 – Cumulative distributions: $355 million
 – Cumulative reserves established by the Board: $150 million
Appendix

NYMEX Crude Oil (WTI) Forward Strip(1)
USD/Bbl
90
80
70
60
50
40
30
20
10
0
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14

Copano Energy

Oil Price Trends
(1) As of September 8, 2009.
Appendix

NYMEX Natural Gas (HHUB) Forward Strip(1)
USD/MMBtu
10
9
8
7
6
5
4
3
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14

Copano Energy

Natural Gas Price Trends
(1) As of September 8, 2009.
Appendix

Three Months Ended June 30, 2009	Three Months Ended March 31, 2009
		($ in thousands)	
Total Segment Gross Margin:			
Oklahoma	$	18,626	15,071
Texas		23,320	20,580
Rocky Mountains		711	799
Segment gross margin		42,657	36,450
Corporate and other		10,757	16,096
Total segment gross margin	$	53,414	52,546
Reconciliation of Total Segment Gross Margin to Operating Income:			
Operating income	$	18,602	16,532
Add: Operations and maintenance expenses		13,028	12,822
Depreciation and amortization		13,835	13,165
General and administrative expenses		9,321	10,725
Taxes other than income		727	786
Equity in earnings from unconsolidated affiliates		(2,099)	(1,484)
Total segment gross margin	$	53,414	52,546

62

Copano Energy
Reconciliation of Non-GAAP
Financial Measures
Segment Gross Margin and Total Segment Gross Margin
• We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following:
 cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano’s risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano’s senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment. The GAAP measure most directly comparable to total segment gross margin is operating income.
• The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:
Appendix

Three Months Ended June 30, 2009
Net Income	$	919
Add: Depreciation and Amortization		721
Add: Interest and other financing costs		-
Add: Provision for income taxes		-
EBITDA		1,640
Add: Amortization of difference between the carried investment and the underlying equity in net assets of equity investments		1,523
Add: Copano's share of depreciation and amortization included in equity in earnings from unconsolidated affiliates		4,788
Add: % of equity method investment interest and other financing costs		(30)
Adjusted EBITDA	$	7,921

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Adjusted EBITDA
• We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern
 Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
• External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 – The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 – The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 – Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 – The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
• The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to our Rocky Mountains segment to the GAAP financial measure of net income (loss):
Appendix

Consolidated EBITDA		**LTM Ended 6/30/2009**
Net Income		$ 32,451,488
Plus:	Distributions received from unconsolidated affiliates	27,462,499
	Equity losses of unconsolidated affiliates	465,221
	Non-cash losses from mark to market activity of derivatives	8,092,973
Less:	Equity earnings of unconsolidated affiliates	(5,753,691)
	Non-cash gains from mark to market activity of derivatives	(6,978,029)
	Consolidated Net Income	55,740,460
Plus:	Consolidated interest charges	59,384,058
	Income taxes	1,334,999
	Depreciation and amortization expense	55,817,003
	Non-cash expenses	49,363,144
Less:	Income tax credits	-
	Non-cash income	(223,162)
	Consolidated EBITDA	**$ 221,416,502**

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Consolidated EBITDA
▪ EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility.
▪ The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income (loss):
Appendix

Copano Energy

Definitions of Non-GAAP
Financial Measures
Distributable Cash Flow and Total Distributable Cash Flow
▪ We define total distributable cash flow as net income plus: (i) depreciation, amortization and impairment expense (including amortization expense relating to the option component of our risk management portfolio); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures; (v) the subtraction of equity in earnings from unconsolidated affiliates and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-market changes in derivative instruments, and our line fill contributions to third-party pipelines and gas imbalances. Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows.
▪ Total distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders, and it also correlates with the metrics of our existing debt covenants. Using total distributable cash flow, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Total distributable cash flow is also an important non-GAAP financial measure for our unitholders because it serves as an indicator of our success in providing a cash return on investment — specifically, whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Total distributable cash flow is also used by industry analysts with respect to publicly traded partnerships and limited liability companies because the market value of such entities’ equity securities is significantly influenced by the amount of cash they can distribute to unitholders.
Appendix

Copano Energy
NASDAQ: CPNO
September 2009